UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016

Commission File Number: 000-53462

VNUE, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-0543851
(IRS Employer Identification Number)

104 W. 29th Street, 11th Floor, New York, NY 10001

(Address of principal executive offices)

857-777-6190
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Directors; Election of Directors; Appointment of Certain Officers

On May 12, 2016 the Board of Directors of VNUE, Inc. appointed Zach Bair as a Director and Chief Executive Officer of the Company. He was also elected Chairman of the Board. In addition the Board appointed Mathew Carona, Chief Operating Officer and Anthony Cardenas, Chief Creative Officer and Vice President-Artist Relations.

M. Zach Bair, 54, Chairman of the Board of Directors and Chief Executive Officer joined VNUE, Inc. in May 2016. Prior to his employment with VNUE, Mr. Bair was founder, president and chief executive officer for DiscLive Network/RockHouse Live Media Productions, Inc. from January 2007 to May 2016. From March 2001 to December 2006 Mr. Bair was founder, chairman and chief executive officer of Immediatek, Inc.

Matthew P. Carona, 32, Director and Chief Operations Officer joined VNUE, Inc. as Chief Executive Officer and Director in April 2014. From November 2010 to March 2014 Mr. Carona was Chief Strategy Officer of Quello, LLC and from June 2008 to November 2010 was head of mobile business development for Billboard Magazine at Billboard, Inc. Prior to Billboard, Mr. Carona was an account executive for Show Media, Inc. from October 2007 to November 2008 and Director of Sales and Founder at World Trade Publication from September 2006 to October 2007. Mr. Carona has a Bachelor's Degree in Business Administration and Management from Western New England University.

Anthony Cardenas, 50, Chief Creative Officer-Vice President of Artist Relations joined VNUE, Inc. in May, 2016. Before his engagement with the company, Mr. Cardenas was employed by DiscLive Network/RockHouse Live Media Productions, Inc. from January 2012 to May 2016 in product development and marketing and from January 2002 to January 2012 was employed by DiskFactory.com, Inc. where he was president and co-founder of the enterprise.

Item 7.01 Regulation FD Disclosure

On May 17, 2016 VNUE, Inc. issued a press release regarding the appointment of new officers and employees of the company. The press release is attached to this Report as Exhibit 99.1.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Slides is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission ("SEC") filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued May 17, 2016

2

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VNUE, INC.

Date: May 17, 2016	By:	/s/ Zach Bair
Zach Bair
CEO